Agreement on Debt Transfer and Offset

Party A:          Tianshi Group Co., Ltd.

Party B:          Tianshi International Holdings Group Co., Ltd.

Party C:          Tianshi International Investment Group Co., Ltd.

Party D:          Tianjin Tiens Life Resource Co., Ltd.

Party E:          Tianjin Tianshi Biological Development Co., Ltd.

Party F:          Tianjin Tianshi Biological Engineering Co., Ltd.

Party A, Party B, Party C, Party D, Party E and Party F enter into this Agreement on November 12, 2010, which shall be observed by all parties of this Agreement.

Whereas, Party B is a creditor of Party C. Party B is the parent company of Party D. Party A, Party E and Party F are creditors of Party D. After consultation, Party A, Party B, Party C, Party D, Party E and Party F agree the provisions as follows:

1.           Party C pays off the loan payable of RMB181,845,300 to Party A and Party F in place of Party D (RMB138,845,300 and RMB43,000,000), which included the loan payable transferred from Party E (RMB20,000,000 and RMB8,000,000);
2.           Party B transfer the same amount of creditor's right of Party C to Party A and Party F;
3.           Party A, Party E and Party F write off the debt of Party D with the same amount;
4.           Party A and Party F writes off the debt of Party E with the same amount;
5.           Party A. Party B, Party C, Party D, Party E and Party F shall perform this Agreement, including writing proper receipts on November 12, 2010.
6.           This Agreement is effective as of the date first written above and is signed by six parties and stamping an official seal for confirmation.

Party A: Tianshi Group Co., Ltd.	Party D: Tianjin Tiens Life Resource Co., Ltd.

Legal Representative: Jinyuan Li	Legal Representative: Baolan Li

Signature: /s/ Jinyuan Li	Signature: /s/ Baolan Li

Party B: Tianshi International Holdings Group Co., Ltd.	Party E: Tianjin Tianshi Biological Development Co., Ltd.

Legal Representative: Jinyuan Li	Legal Representative: Baolan Li

Signature: /s/ Jinyuan Li	Signature: /s/ Baolan Li

Party C: Tianshi International Investment Group Co., Ltd.	Party F: Tianjin Tianshi Biological Engineering Co., Ltd.

Legal Representative: Jinyuan Li	Legal Representative: Jinyuan Li

Signature: /s/ Jinyuan Li	Signature: /s/ Jinyuan Li